TAKETO AUCTION(SM)
                             ----------------------
                             WWW.TAKETOAUCTION.COM

                            Take to Auction.com, Inc.
                             a Florida corporation

          Number                                          Shares


                                             SEE REVERSE FOR CERTAIN DEFINITIONS
          COMMON                                      CUSIP 874052 10 3


THIS CERTIFIES THAT





IS THE OWNER OF


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                            Take to Auction.com, Inc.

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended and Restated Articles of Incorporation and the Bylaws of the Corporation and all amendments from time to time thereto, to all of which (the holder, by acceptance hereof, assents. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation are the signatures of its duly authorized officers.


DATED:

               [Take To Auction.com, Inc. Corporate Seal Omitted]

/s/ Mitchell Morgan                              /s/ Albert Friedman

CHIEF FINANCIAL OFFICER AND SECRETARY      PRESIDENT AND CHIEF EXECUTIVE OFFICER

BY
                             AUTHORIZED SIGNATURE


                         COUNTERSIGNED AND REGISTERED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                          TRANSFER AGENT AND REGISTRAR

         The Corporation will furnish to any shareholder upon request and without charge a full statement; (a) the designations, preferences, limitations, and relative rights of the shares of each class of stock authorized to be issued by the Corporation; (b) the variations of the relative rights and preferences between the shares of each series, if the Corporation is authorized to issue any preferred class in series and so far as the same have been fixed and determined; and (c) the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                       UNIF GIFT MIN ACT______________Custodian _____________
TEN ENT - as tenants by the entireties                                    (Cust)                 (Minor)
JT TEN  - as joint tenants with right                           under Uniform Gifts to Minors
          of survivorship and not as tenants                    Act _______________________________________
          in common                                                                  (State)

    Additional abbreviations may also be used though not in the above list.



For value received,__________________________________hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated____________________________

                                                ______________________________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                                AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



                       SIGNATURE(S) GUARANTEED: _____________________________________________________________
                                                THE SIGNATURE(S) SHOULD BE GUARANTEED  BY AN ELIGIBLE GUARANTOR
                                                INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                                AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                                                GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C RULE 17Ad-15.



         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.